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                                                                    EXHIBIT 99.5


                             STUDENT ADVANTAGE, INC.
                                280 SUMMER STREET
                                BOSTON, MA 02210


                                                      November 13, 2003

Scholar, Inc.
280 Summer Street
Boston, MA  02210

Mr. John Katzman
c/o The Princeton Review
2315 Broadway
New York, NY  10024

Reservoir Capital Partners, L.P.
Reservoir Capital Master Fund, L.P.
650 Madison Avenue
New York, NY  10022

Gentlemen,

      Reference is made to that certain Loan Agreement, dated as of June 25, 2001, by and among Student Advantage, Inc., as borrower (the "Borrower"), certain of its subsidiaries as guarantors, Scholar, Inc., a Delaware corporation ("Scholar"), John Katzman, an individual residing in the State of New York ("Katzman" or "Mr. Katzman")) and each of the lenders party thereto other than Scholar and Katzman (collectively, the "Reservoir Lenders") (as modified and supplemented and in effect on the date hereof by eleven amendments thereto, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Loan Agreement. Reference is also made to that certain Purchase and Sale Agreement, to be entered into by the Borrower and NCSN, Inc. (the "Sale Agreement").

      This letter agreement sets forth our agreement that, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, notwithstanding the provisions of the Loan Agreement or any other Loan
Documents:

      1. Upon and in connection with the "closing" of the transactions contemplated by the Sale Agreement, the Borrower agrees to assign to the Reservoir Lenders without recourse, and the Reservoir Lenders agree, subject to the conditions set forth below in this paragraph, to accept from the Borrower in full and complete satisfaction of any and all amounts and any other obligations (whether known or unknown, now existing or hereafter arising) owed to any of the Reservoir Lenders in connection with or under the Loan Agreement or any other Loan Document, all right, title and interest of the Borrower in and to one or more promissory notes, in the aggregate outstanding principal amount of at least $4,250,000, issued, in the form attached
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hereto as EXHIBIT A (collectively, the "NCSN Notes"), to the Borrower (or any of its Subsidiaries) by NCSN, Inc. (or one of its affiliates) (the "NCSN Entity") under a Note Purchase Agreement, in the form attached hereto as EXHIBIT B, which NCSN Notes shall be in genuine and unaltered form, duly indorsed to one or more of the Reservoir Lenders (or their respective designees) in blank and without recourse , together with the security agreement executed, in the form attached hereto as EXHIBIT C-1, by the NCSN Entity securing such NCSN Notes, and one or more Common Stock Purchase Warrant(s), in the form attached hereto as EXHIBIT C-2, issued by the NCSN Entity; provided, however, in the event that prior to the "closing" under the Sale Agreement, the Borrower receives the "notice" from NCSN, Inc. contemplated by the proviso in Section 1.2(a) of the Sale Agreement , the Borrower shall provide a copy of such notice to the agent for the Reservoir Lenders within one (1) business day after receipt, and the Reservoir Lenders shall, within one (1) business day thereafter (but in no event less than two (2) business days prior to such closing) notify the Borrower whether the Reservoir Lenders will nonetheless accept such assignment (and will provide or consent to the provision by the Borrower of the Waiver and Release (as defined in Section 1.2(a) of the Sale Agreement)) or whether the Reservoir Lenders will only accept payment of $4,250,000 in cash in lieu of such assignment (but in full satisfaction as if such assignment had been made), provided that in the event the Reservoir Lenders fail to timely provide such response, they will be deemed to have agreed to accept the payment of the $4,250,000 in cash in lieu of the assignment. All such assignments shall be by endorsements and/or assignments in form and substance reasonably acceptable to the Borrower and the Reservoir Lenders (and shall, among other things, include typical "accredited investor" representations). Upon the consummation of the assignment (or payment of cash in lieu of assignment) described in the first sentence of this paragraph (the "Letter Agreement Closing Date"), no Reservoir Lender shall thereafter be entitled to any payments, or any benefits, rights or remedies, under or in connection with the Loan Agreement or any other Loan Document and none of the Reservoir Lenders shall thereafter be deemed to be a Lender (as defined in the Loan Agreement). Notwithstanding the releases provided in the first sentence of this paragraph, the Borrower agrees to pay $25,000 (which $25,000 shall include an invoice dated on or about August 1, 2003 in the amount of approximately $14,000) of the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy LLP in connection with this letter agreement and the Loan Agreement and the transactions contemplated hereby and thereby, and which amount shall also include all amounts which may be payable by the Borrower or its Subsidiaries in connection with paragraph 2 hereof (other than any amounts due under the last sentence of paragraph 2), such amount to be paid on the Letter Agreement Closing Date to the extent that statements therefor have been previously provided to the Borrower; provided that Reservoir shall allocate, towards payment of the legal fees and expenses of Katzman incurred in connection with this letter agreement and the Loan Agreement and the transactions contemplated hereby and thereby, a portion of the foregoing amount and any and all other amounts received in respect of legal fees and expenses relating to this letter agreement and the
Loan Agreement and the transactions contemplated hereby and thereby. The obligations of the parties to effect the transactions contemplated by this paragraph 1 shall terminate if the Letter Agreement Closing Date shall not have occurred by the earlier of (i) April 30, 2004 and (ii) the date of the termination of the Sale Agreement, in which case, all provisions of the Loan Agreement and each other Loan Document shall remain in full force and effect without regard to the modifications contemplated by this paragraph.
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      2. In connection with the occurrence of the Letter Agreement Closing Date,
(i) each Reservoir Lender shall execute and deliver to the Borrower any and all termination statements, releases, re-assignments, or other such documents as may be reasonably requested by the Borrower (and at the Borrower's expense) to reflect the foregoing release and satisfaction, and shall return and deliver to the Borrower any and all Collateral (as defined in the Loan Documents) (including, without limitation, any and all promissory notes (whether the VoiceFX Notes (defined below) or otherwise) issued to the Borrower or any Subsidiary of Borrower and all stock certificates which were previously delivered to a Reservoir Lender in possession or control of any of the Reservoir Lenders and any and all promissory notes issued by Borrower to any Reservoir Lender (all without any representation or warranty, except that such Collateral is free and clear of any liens, claims or encumbrances created by or against any Reservoir Lender), and (ii) the Borrower shall execute and deliver to the Reservoir Lenders (a) any and all documents and instruments, or provide such other materials and information, as may be reasonably requested by the Reservoir Lenders to vest title to the NCSN Notes in the Reservoir Lenders, and (b) a certificate certifying that the "Closing" of the Sale Agreement has occurred and attaching copies of the executed NCSN Notes, the Note Agreement, the Warrant(s) and the Security Agreement. The Borrower shall also cause to be delivered to the Reservoir Lenders copies of any legal opinions and certificates delivered to the Borrower pursuant to the Note Agreement. The Borrower is hereby appointed, effective as of the Letter Agreement Closing Date, as the attorney in fact for each Reservoir Lender to execute, deliver and/or file any items consistent with clause (i) above to the extent not provided by a Reservoir Lender. To the extent not provided in connection with the Letter Agreement Closing Date, the Borrower agrees to execute and deliver to the Reservoir Lenders any and all further documents and instruments, or provide such further materials and information, and take such further actions as may be reasonably requested by the Reservoir Lenders to vest title to the NCSN Notes in the Reservoir Lenders, the foregoing to be at the cost and expense of the Reservoir Lenders. To the extent not provided in connection with the Letter Agreement Closing Date, each of the Reservoir Lenders agrees to execute and deliver to the Borrower any and all further documents and instruments, or provide such further materials and information, and take such further actions as may be reasonably requested by the Borrower to implement the releases and satisfactions set forth in paragraph 1 hereof which shall be at the cost and expense of the Borrower.

      3. Upon receipt of payment by Mr. Katzman of the Final Katzman Amount (as defined below) on the Letter Agreement Closing Date (the date of such payment is referred to herein as the "Release Date"), all amounts and any other obligations owed (whether known or unknown, now existing or hereafter arising) to Mr. Katzman in connection with or under the Loan Agreement or any other Loan Document, including without limitation, the Katzman Fee, and any and all interest and other amounts, shall be deemed to have been paid in full and fully satisfied, Mr. Katzman shall no longer be entitled to any payments, or any benefits, rights or remedies, under or in connection with the Loan Agreement or any other Loan Document and Mr. Katzman shall no longer be deemed to be a Lender (as defined in the Loan Agreement). For purposes of this letter agreement, "Final Katzman Amount" means the result obtained by subtracting (i) the sum of all amounts paid by the Borrower to Mr. Katzman after the date hereof from (ii) $550,000. Upon receipt by Mr. Katzman of the Final Katzman Amount in accordance with this paragraph 3, all rights, remedies and/or benefits of Mr. Katzman under the Loan Agreement and each other Loan Document (including, without limitation, the Katzman Fee) shall terminate and be of no further force and effect. The obligations of the parties to effect the transactions contemplated by this paragraph 3 shall terminate if the Letter Agreement Closing Date shall not have occurred by the earlier of (i) April 30, 2004 and (ii) the date of the termination of the Sale Agreement, in which case all provisions of the Loan Agreement and each other Loan Document shall remain in full force and effect without regard to the modifications contemplated by this paragraph.

      4. Upon receipt of payment by Scholar of the Final Scholar Amount (as defined below) on the Letter Agreement Closing Date (the date of such payment is referred to herein as the "Release Date"), all amounts and any other obligations owed (whether known or unknown, now existing or hereafter arising) to Scholar in connection with or under the Loan Agreement or any other Loan Document, including without limitation, any and all interest and other amounts, shall be deemed to have been paid in full and fully satisfied, Scholar shall no longer be entitled to any payments, or any benefits, rights or remedies, under or in connection with the Loan Agreement or any other Loan Document and Scholar shall no longer be deemed to be a Lender (as defined in the Loan Agreement). For purposes of this letter agreement, "Final Scholar Amount" means the result obtained by subtracting (i) the sum of all amounts paid by the Borrower to Scholar after the date hereof from (ii) $2,250,000. Upon receipt by Scholar of the Final Scholar Amount in accordance with this paragraph 4, all rights, remedies and/or benefits of Scholar under the Loan Agreement and each other Loan Document shall terminate and be of no further force and effect. The obligations of the parties to effect the transactions contemplated by this paragraph 4 shall terminate if the Letter Agreement Closing Date shall not have occurred by the earlier of (i) April 30, 2004 and (ii) the date of the termination of the Sale Agreement, in which case, all provisions of the Loan Agreement and each other Loan Document shall remain in full force and effect without regard to the modifications contemplated by this paragraph.

      5. Notwithstanding any provision in Article II of the Loan Agreement, in
Section 3 of Amendment No. 10 to Loan Agreement, dated as of April 30, 2003, or in any other provision of the Loan Agreement, to the contrary, no payment of interest, principal or any other amount shall be due and payable under or in connection with the Loan Agreement or any other Loan Document and no Term Loan Interest Payment Date or Revolving Loan Interest Payment Date shall occur, including, without limitation, any such amounts which would be due or payable as of September 30, 2003, unless and until the occurrence of the earliest of the following (the "Trigger Date"): (i) April 30, 2004, (ii) the Maturity Date, and
(iii) the date of the termination of the Sale Agreement , in which case, all provisions of the Loan Agreement and each other Loan Document shall remain in full force and effect without regard to the modifications contemplated by this paragraph.

      6. The Borrower represents and warrants as follows, as of the Letter Agreement Closing Date:

            (a) It has full corporate power and authority to execute and deliver this letter agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby, including without limitation to assign and transfer (pursuant to this letter agreement) the NCSN Notes.

            (b) The execution and delivery by it of this letter agreement and the performance by it of its obligations hereunder have been duly and validly authorized by its Board of Directors, no other corporate action on its part or the part of its stockholders being necessary except to the extent that it has already been obtained. This letter agreement has been duly and validly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

            (c) The delivery at the Closing of the NCSN Notes in the manner provided in Paragraph 2 will transfer to the Reservoir Lenders good and valid title to the NCSN Notes free and clear of all liens, claims or encumbrances created by or against the Borrower (other than those under the Security Agreement or which have been or will be released or terminated no later than the Letter Agreement Closing Date).

            (d) The execution and delivery by it of this letter agreement do not, the performance by it of its obligations under this letter agreement and the consummation of the transactions contemplated hereby will not: (i) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the certificate or articles of incorporation or by-laws (or other comparable corporate charter documents) of the Borrower or any Subsidiary; (ii) conflict with or result in a violation or breach of any term or provision of any law, rule or order applicable to it or any Subsidiary or any of their respective assets, or (iii) (A) result in a violation of, (B) constitute a default under,
(C) require it or any Subsidiary to obtain any consent, approval or action of, any Person as a result or under the terms of, (D) result in or give to any Person any right of acceleration in or with respect to, or (E) result in the creation or imposition of any Lien upon it or any Subsidiary or any of their respective assets under, any contract to which it or any Subsidiary is a party or by which any of their respective assets is bound, which in the case of clauses (i) or (iii) above would have a Material Adverse Effect.

      7. The Borrower has previously received payment of approximately $500,000 in principal and interest from Interactive Partners, LLC ("VoiceFX") under and in connection with certain promissory notes issued to the Borrower by VoiceFX (the "VoiceFX Notes") in connection with the sale by the Borrower of the VoiceFX division, which amounts were retained by the Borrower (the "VoiceFX Amounts"). This is to confirm and agree that notwithstanding any provision in 2.07(b) of the Loan Agreement or in any other provision of the Loan Agreement, to the contrary, any obligation of the Borrower to pay such VoiceFX Amounts and any other amounts received or hereafter received on account of the VoiceFX Notes is hereby waived, effective as of the date of the receipt by the Borrower of the first amount of the Retained Amounts from VoiceFX, unless and until a Trigger Date occurs (unless the Release Date shall have occurred), at which time any payments becoming due and payable after the date hereof shall be paid in accordance with the Loan Agreement. Furthermore, the Lenders hereby waive any and all Defaults or Events of Default arising therefrom, including, without limitation, the retention by the Borrower of the Retained Amounts and any other amounts under and in connection with the VoiceFX Notes.

      8. Upon the effectiveness of the releases by the Reservoir Lenders, Katzman and Scholar provided in paragraphs 1, 3 and 4 hereof, the parties agree that the Loan Agreement and the other Loan Documents shall be deemed terminated and all liens released.

      9. Notwithstanding anything to the contrary in the Loan Agreement or any other Loan Document, the Reservoir Lenders hereby consent to the transactions contemplated by the "Settlement Agreement and General Release" (a copy of which is attached hereto as EXHIBIT D) by and between Richard M. Kipperman, as the Liquidating Trustee for the bankruptcy estates of CollegeClub.com, Inc., Campus24, Inc., and CollegeStudent.com, Inc., the reorganized debtors, and the Borrower, and General Motors Corporation, a Delaware corporation, including, without limitation, the payment of the "Cash Portion" and the issuance of the "Note" as contemplated thereby, which consent shall be effective as of the earliest date of any of the foregoing.

      Except as specifically provided in this letter agreement, the Loan Agreement and all of the other Loan Documents remain in full force and effect.

      Kindly acknowledge your agreement to the foregoing by signing and returning to me the enclosed copy of this letter.

                                    Very truly yours,

                                    STUDENT ADVANTAGE, INC.


                                    By:  /s/ Sevim Perry
                                         -------------------------
                                         Sevim Perry
                                         VP Finance and Chief Financial Officer

ACCEPTED AND AGREED:


SCHOLAR, INC.

By:  /s/ Richard Jacinto
     -------------------------------
     Name: Richard Jacinto
     Title: Officer



/s/ John S. Katzman
------------------------------------
John Katzman



RESERVOIR CAPITAL PARTNERS, L.P.,
individually and as Administrative Agent
By:  Reservoir Capital Group, L.L.C.,
     its General Partner

By:  /c/ Craig Huff
     -------------------------------------
     Name: Craig Huff
     Title: President


RESERVOIR CAPITAL MASTER FUND, L.P.
By:  Reservoir Capital Group, L.L.C.,
        its General Partner

By:  /c/ Craig Huff
    --------------------------------------
     Name: Craig Huff
     Title: President

ACCEPTED AND AGREED BY THE
SUBSIDIARY GUARANTORS:

COLLEGE411.COM, INC.

By: /s/ Raymond V. Sozzi, Jr.
    --------------------------------------
    Raymond V. Sozzi, Jr., President

STUDENT ADVANTAGE SECURITIES CORPORATION

By: /s/ Raymond V. Sozzi, Jr.
    -------------------------------------
    Raymond V. Sozzi, Jr., President

SCHOLARAID.COM, INC.

By: /s/ Raymond V. Sozzi, Jr.
    -------------------------------------
    Raymond V. Sozzi, Jr., President

THE DIGITAL PUBLISHING COMPANY, INC.

By:  /s/ Raymond V. Sozzi, Jr.
     -------------------------------------
     Raymond V. Sozzi, Jr., President

OFFICIAL COLLEGE SPORTS NETWORK, INC.

By:  /s/ Raymond V. Sozzi, Jr.
     -------------------------------------
     Raymond V. Sozzi, Jr., President

SA DIS II, INC.

By:  /s/ Raymond V. Sozzi, Jr.
     -------------------------------------
     Raymond V. Sozzi, Jr., President

U-WIRE, INC.

By:  /s/ Raymond V. Sozzi, Jr.
     -------------------------------------
     Raymond V. Sozzi, Jr., President